Exhibit 99.1

C ORPORATE P RESENTATION O CTOBER 2015 P RESENTED B Y : K EVIN H ESS C HIEF E XECUTIVE O FFICER

F ORWARD L OOKING S TATEMENT P AGE 2 Certain information and statements in this presentation constitute forward - looking statements . Words such as forecast, project, intend, expect, should, would, could, may, will, anticipates, believes, plans and other similar expressions and all statements which are not historical facts are considered forward - looking statements or information . These statements are based on Drone Aviation Holding Corp . ’s (“DRNE” or the “Company”) current expectations, estimates, forecasts and projections about, among other things, the development and capabilities of its products, the operating environment, economies and markets in which the Company and its subsidiaries operate . These forward - looking statements involve and are subject to important known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict, any of which could cause the Company to not achieve some or all of its goals or the Company's previously reported actual results and performance (finance or operating) to change or differ from future results, performance (financing and operating) or achievements, including those expressed or implied by such forward - looking statements . For additional information with respect to risks and other factors which could occur, see the Company’s Annual Report on Form 10 - K, the Quarterly Reports on Form 10 - Q and other filings of the Company with the Securities and Exchange Commission (the “SEC”) . The Company assumes no, and hereby disclaims any, intention or obligation to update or revise any forward - looking statements contained in this presentation, whether as a result of new information, future events or otherwise .

Offering Summary

Private Placement Offering Summary	
Company Name	Drone Aviation Holding Corp.
Company Headquarters	Jacksonville, FL
Ticker Symbol	OTCQB: DRNE
Fully Diluted Shares Outstanding as of 9/30/2015	197,060,658
Share Price / Market Cap as of 9/30/2015	$0.16 / $30 million
Reverse Stock Split	1:40 reverse split week of October 19th
Targeted Offering Size	$10,000,000
Expected Pricing	Week of November 2nd
Security Description	Common Stock
Placement Agent	Dougherty & Company
Use of Proceeds	- Sales, engineering, R&D and marketing - Investment in manufacturing infrastructure - General corporate purposes & working capital - Expected NASDAQ up-listing

DRONE AVIATION CORP

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I NVESTMENT H IGHLIGHTS P AGE 4 Commercial drone markets poised for robust growth in the next 3 – 5 years DRNE products have a substantial technology advantage for commercial / military applications due to extended flight duration and payload capabilities Established history with military positions DRNE well for large orders Identified market opportunity of $ 880 million over next 5 years 1 Capital raised in the offering will allow DRNE to take technology and systems to market 1) Based on management estimates

TAMING ALTITUDE™

"Taming Altitude™" is the Company's approach to unmanned systems design, manufacturing and flight operations. Combining engineering, human factors-based design, software and safety systems, DRNE meets the needs of commercial, research, law enforcement and military customers by providing cost-effective, reliable access to altitude. From 50 feet for 4 hours, to 1500 feet for days, DRNE has the technology and systems to enable the most challenging mission with easy-to-deploy systems that address FAA guidelines for safe flight operation. Partnership with CNN and FAA in Pathfinder Program validates leading market position.

DRONES – Electrically Powered Tethered Drones

AEROSTAT – Helium Powered Tethered Aerostat Platforms

MOBILE ISR – All Terrain Mobility Combined With Tethered Drone Capabilities

RAPTOR FLIGHT CONTROL SYSTEM – Autopilot and Ground Control Station (GCS)

DRONE AVIATION CORP

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Product Portfolio Overview

Tethered Drone

WATT 100 / 200 / 300

Electric-Powered Tethered Drone

- Multi-rotor Octo-X Configuration uniquely designed for commercial / industrial applications
- Power, data, telemetry transmitted via Kevlar tether
- Simplified Ground Control station software, ground equipment and power source (can use vehicle-provided 120v/220v)
- Ability to wirelessly share sensor data / real-time HD video to mobile devices such as tablets or laptop computers



Tethered Aerostat

WASP

Tactical/Military Tethered Aerostat

- Mobile / rapidly-configurable tactical aerostat
- ISR and Wireless Data / Communications Range Extension supporting Army ground forces
- Supports electro-optical and infrared (EO / IR) imaging tactical surveillance sensors
- Long endurance, rapidly deployed, soldier operated aerial asset for military operations



DRONE AVIATION CORP
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Why Tethered Drones?

Tether – a 'smart leash' that provides reliable, uninterruptible / un-hackable control, power and communications

- **"Armored" / Kevlar tether is a key differentiator and enabling technology**
  - Allows for long duration, reliable and safe unmanned flight
  - Ensures enhanced control of unmanned aircraft due to prescribed tether length and un-hackable communications.
  - DRNE's tether provides power, aircraft control and camera control over the same cable. Only one operator necessary.
  - Will perform 'follow-me mode' behind a vehicle and hover and relocate while in flight.
- **Tether-based power delivery for electric drones provides multiple benefits for commercial operations**
  - Connects to ground-based power systems providing significantly extended flight duration (typically >8 hours).
  - Eliminating heavy batteries = increased lift capacity for payloads including advanced, stabilized HD/broadcast quality video.
  - Simplified launch, flight and retrieval with advanced winch technology for both heavier-than-air and lighter-than-air platforms.

DRONE AVIATION CORP

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TETHERED DRONE TECHNOLOGY COMPARISON

Attribute	WATT Tethered Drone	Typical Consumer Drones[1]
Continuous Operations (flight duration > 8 Hrs.)	✔	⃠
Broadcast Quality / HD Stabilized Imager	✔	⃠
Ability to Securely Transmit HD Video in Real-Time	✔	⃠
Unhackable / Not susceptible to Interference Leading to Loss of Control	✔	⃠
Redundant On-Board Power Systems	✔	⃠
Ability to Set Pre-Defined "Flight Zone"	✔	⃠

DRONE AVIATION CORP

1) *Examples of typical consumer drones: DJI Phantom 3 Professional, 3D Robotics Solo, Yuneec Q500+ 4K, Chroma Camera Drone CG03, Parrot Bebop*

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WATT System Description



Why WATT?

- Fly more safely and reliably than free-flight unmanned aircraft
- Carry heavier payloads for longer durations
- Transmit power, data and telemetry from the ground via the Kevlar© armored tether
- Launch from ground-based power for extended flight time
- Rely on redundant safety systems to fly incident-free
- Simplify flight control with one lightly-trained operator
- Enable tactical deployment and rapid response

WATT Delivers Highly Effective Coverage from Low Altitudes, Providing Excellent Surveillance Capability Over a Wide Area

Specifications

- Multi-rotor Octo-X Configuration
- 8+ hours flight time from ground power
- **Standard** 150 ft. / 50 meter operating altitude AGL; **Option** 300 ft. / 150 meter operating altitude
- Tension Control Winch System with Power, data and telemetry over Kevlar© armored tether
- All Electric Propulsion
- Simplified Ground Control Station Software
- Fault-tolerant and redundant safety systems
- Ground support equipment with uninterrupted power

Features

- Setup to operating in 15 minutes
- Hover and relocate system while in flight
- Live video from gyro-stabilizer all-weather camera system
- All electric propulsion enhances reliability
- Kevlar© armored tether provides control and safe operation
- Inclement Weather Operation
- Low total cost of ownership (TCO)
- One Man Launch and Recovery

DRONE AVIATION CORP

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Target Markets – WATT

Tethered Drone Market Opportunity Approaching $400 Million[1] Over Next 5 Years



End Markets	Sample Customers	Sample Applications
Surveillance **+ 2000 Units**	– Military (US & Foreign) – Border Patrol – Commercial / Residential Property Owners	– Enhanced field surveillance – Early threat identification – Commercial and residential security applications
Broadcast **+ 750 Units**	– News Networks – 200+ Sports Stadiums / Venues – Movie Studios	– News event coverage – Sporting events – Music concerts – Unique cinematography
First Responders **+ 1500 Units**	– 12,000 Police Departments[2] – 30,000+ Fire Departments[3] – FEMA	– Riot control – Crowd management – Strategic coordination – Fire fighting aerial view – Disaster response management
Data Analytics **+ 1500 Units**	– Agricultural – Infrastructure, Oil & Gas, Insurance – Theme Parks – Outdoor Events (festivals, etc.)	– Crop monitoring & analytics – Inspection & monitoring – Crowd analytics – Event coordination

DRONE AVIATION CORP

1) *Based on management estimates*
2) *Source: Bureau of Justice Statistics (2013)*
3) *Source: National Fire Protection Association (2013)*

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WASP System Description







Technical Description

- Envelope Diameter: 13, 15, 16, 17, 18 feet
- Lifting Gas: Helium (non-flammable)
- Payload Lift Capability: 20 to 45 lbs
- Flight Altitude: Up to 1000 feet AGL
- Operational Cycle: Persistent (subject to weather)
- Rapid deflation device (RDD) for emergency recovery
- HMMWV / Truck Deployed

Operational Description

Provides communications range extension beyond what normal tactical relay antennas can provide

- Mobile / rapidly-configurable tethered aerostat
- Deploy, launch, and operate in remote / austere locations
- 10X the height of the tallest Army tower system
- Supports a variety of payloads to include communications, ISR, and SIGINT
- Days-duration flight time

Current Status

- Successful participation in AEWE, NIE 14.1 and 14.2
- Working transition with PD-Aerostats, CERDEC
- Working applied experimentation ISO the Army network, ISR, base defense, and assured PNT
- Upgrades in progress to enable enhanced persistence and mission flexibility

DRONE AVIATION CORP

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Target Markets – WASP

Tethered Aerostat Market Opportunity Approaching $480 Million[1] Over Next 5 Years



End Markets	Sample Customers	Sample Applications
Military **+ 1100 Units**	– US Army – US Navy	– Force protection – ISR – Mobile communications – Shoreline protection – Maritime surveillance
Foreign **+ 900 Units**	– National security – Commercial – Civil, DoT, DoC	– Facility monitoring (ex: Diplomatic Consulates) – Landmark protection – Infrastructure inspection and agriculture – Traffic monitoring – Land survey / management – Facility monitoring
Domestic **+ 400 Units**	– Civil, DoT, DoC – Homeland Security	– Traffic monitoring – Land survey / management – Facility monitoring – Border patrol

DRONE AVIATION CORP

1) *Based on management estimates*

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WASP – M ILITARY D EVELOPMENTS P AGE 13 ▪ Completed 3 - Years of Development and Testing ▪ Series of exercises including Network Integration Exercises (NIE 14 . 1 , 14 . 2 ) ▪ Demonstrations completed for NIE 16 . 1 during September ▪ Completed Storm Force and Enterprise Challenge 15 programs ▪ Thousands of hours logged in field ▪ Systems in use year round at Ft . Polk, LA for Live “Force on Force” training exercises ▪ L - 3 Partnership ▪ Newly launched 3 year partnership for integration and marketing of “L 3 - Branded” WASP for prime contracts ▪ Integration of new L - 3 / Wescam payloads and L - 3 / CSW datalinks

G EORGIA I NSTITUTE OF T ECHNOLOGY : GUST P AGE 14 Technologies That Can Power Tomorrow’s Drones And Autonomous Vehicles With Intelligent Vision Based Navigation Without Relying on GPS ▪ Exclusive Commercial License to – Georgia Tech UAV Simulation Tool (GUST) ▪ Robust , Mature Technology : Funded Research through DoD and GIT for over 15 years . ▪ Key Components : ▪ Vision Navigation : Onboard “eyes” to sense and autonomously adjust to fixed and moving objects − Use Case : Air , ground and sea based robotics utilizing artificial intelligence ▪ Neural Network Adaptive Flight : Required for a vehicle with changing weight, balance and cross - section − Use Case : Delivery of a package, swap - out GoPro cameras

IP P ORTFOLIO P AGE 15 Technologies That Can Power Tomorrow’s Drones And Autonomous Vehicles With Intelligent Vision Based Navigation Without Relying on GPS ▪ Exclusive Commercial License to Georgia Tech Technology ▪ DARPA/ARMY/NASA funded programs ▪ GUST software (Georgia Tech UAV Simulation Tool) ▪ Neuro networking technology ▪ Vision - aided navigation ▪ Additional Internally Developed IP ▪ Active “smart” winch system ▪ Power system design ▪ Additional software and hardware systems

M ANAGEMENT T EAM P AGE 16 ▪ Jay Nussbaum , Chairman of the Board of Directors ▪ Mr . Nussbaum has a forty year career in government and commercial sales and management . Formerly EVP of Oracle Service Industries leading the growth of the U . S . government business from under $ 60 million to more than $ 1 . 5 billion . As founder, vice chairman and COO officer of Agilex Technologies Inc . , the company grew to over $ 300 million in revenue and is now part of Accenture Federal Services, a provider of mission and technology solutions to the national security, healthcare and public sectors of the U . S . government . He has served on a number of boards of directors including the Armed Forces Communications and Electronics Association and Northrop Grumman Corp . ▪ Kevin Hess , Chief Executive Officer and Director ▪ Mr . Hess has 20 years of technology experience comprising electronic systems design for DoD programs, image processing and analytics for companies such as Hughes, Kodak and Dainippon . Mr . Hess has been integrally involved with Lighter Than Air Systems Corp . as an engineer and consultant since its founding in 2009 , overseeing the development of its proprietary aerostat and drone products . As an IT executive at Fortune 250 companies, Mr . Hess has performed lead roles in software development, application architecture, mission - critical infrastructure, and multi - million dollar project sponsorship and oversight . Mr . Hess continues to leverage his background and education in computer science, having attended the Harvard Business School residence PMD program to further his strong track record of technology innovation and financial management . Mr . Hess brings his unique talents to the design, manufacturing and support of the Company's solution . ▪ Dan Erdberg , President ▪ Mr . Erdberg has worked with DAC for over three years on developing lighter - than - air aerostat platforms and unmanned aerial systems and has supported the development of advanced custom - designed surveillance solutions serving various government and commercial customers . Over the past 15 years, Mr . Erdberg has played an instrumental role working with companies involved in various technology sectors including software development, telecommunications, wireless networking as well as unmanned systems . Mr . Erdberg is a graduate of Florida International University with a B . A . in International Business .

Management Team

- **Felicia Hess, Chief Operating Officer**
  - As President of Lighter Than Air Systems Corp. (LTAS) since its inception in September 2009, Ms. Hess expanded her company's impact on the lighter-than-air market through its tethered aerostat surveillance systems, which resulted in the company's acquisition by Drone Aviation Holding Corp. in 2014. Prior to DRNE, Ms. Hess served in a business development role for a financial services marketing company where she worked with some of the nation's largest financial institutions. Ms. Hess is a 1989 graduate of the University of Virginia with a B.A. in Rhetoric and Communications.
- **Kendall Carpenter, CPA, CGMA, CMA, Chief Financial Officer**
  - Ms. Carpenter joined the Company at inception in 2014 following its merger with MacroSolve, Inc. where she served as Executive Vice President and CFO for over six years. Ms. Carpenter's previous experience includes Division Controller with Allied Waste Industries (AW) and over 10 years' experience as top financial officer of an enterprise software company with an international customer base. She also has over 8 years of experience in public accounting. Ms. Carpenter graduated with a B.S. degree in Accounting from Oklahoma State University.
- **Louis Wise, Chief Science and Technology Advisor**
  - Mr. Wise has nearly 40 Years of military intelligence, data collection and analysis and UAV technology development including a 36 year career as a senior intelligence officer at the CIA. Mr. Wise was an early pioneer in Unmanned Aerial Vehicle (UAV) development and holds various patents and was directly involved in the development of digital imagery and communications technology used in national defense and counter terrorism. Following his retirement from the CIA, Mr. Wise was a senior scientist for Raytheon's Blackbird Technologies.

DRONE AVIATION CORP

1) Based on management estimates

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S UMMARY C APITALIZATION T ABLE P AGE 18 D RONE A VIATION H OLDING C ORP . – S UMMARY C APITALIZATION T ABLE Common Stock Outstanding Common stock issued and outstanding as of 10/15/2015 87,801,041 Restricted stock 18,000,000 Total 105,801,041 Preferred Stock Outstanding As - converted basis as of 10/15/2015 80,636,481 Options and Warrants Outstanding Legacy warrants (strikes from $3.54 - $16.57) 473,136 Vested management options (strike @ $0.28) 10,000,000 Vested employee / contractor options (strike @ $0.28) 150,000 Total 10,623,136 Fully diluted shares outstanding as of 10/15/2015 197,060,658

Offering Summary

Private Placement Offering Summary	
Company Name	Drone Aviation Holding Corp.
Company Headquarters	Jacksonville, FL
Ticker Symbol	OTCQB: DRNE
Fully Diluted Shares Outstanding as of 9/30/2015	197,060,658
Share Price / Market Cap as of 9/30/2015	$0.16 / $30 million
Reverse Stock Split	1:40 reverse split week of October 19th
Targeted Offering Size	$10,000,000
Expected Pricing	Week of November 2nd
Security Description	Common Stock
Placement Agent	Dougherty & Company
Use of Proceeds	- Sales, engineering, R&D and marketing - Investment in manufacturing infrastructure - General corporate purposes & working capital - Expected NASDAQ up-listing

DRONE AVIATION CORP

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DRONE
AVIATION CORP

Contact Us

Drone Aviation Holding Corp.
11651 Central Parkway, #118
Jacksonville, FL 32224
(904) 834-4400
info@droneaviationcorp.com
www.droneaviationcorp.com

TAMING ALTITUDE™